UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2025

CISO GLOBAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41227	83-4210278
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6900 E. Camelback Road, Suite 900
Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 389-3444

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CISO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report on Form 8-K, on December 10, 2025, we held our 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, our stockholders approved an amendment to our 2023 Equity Incentive Plan (the “2023 Plan”) to increase the number of shares of our Common Stock, par value $0.00001 per share (“Common Stock”), available for issuance under the 2023 Plan by ten million (10,000,000) shares (the “Plan Amendment”). The Plan Amendment was previously adopted by our Board of Directors on October 31, 2025.

A summary of the material terms of the 2023 Plan, as amended by the Plan Amendment, is included under the heading “Proposal Three – Approval of the Proposed Amendment to the 2023 Equity Incentive Plan” in the definitive proxy statement filed by us with the Securities and Exchange Commission on November 10, 2025, in connection with the Annual Meeting. The summary is qualified in its entirety by reference to the full text of the 2023 Plan, as amended by the Plan Amendment. A copy of the 2023 Plan, as amended by the Plan Amendment, is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 10, 2025, we held our Annual Meeting to consider and vote upon the following proposals: (1) to elect directors to serve until our next annual meeting of stockholders and until their successors are elected and qualified; (2) to ratify the appointment of Semple, Marchal & Cooper, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”); (3) to approve the Plan Amendment; (4) to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock issuable upon the conversion of shares of our Series B Preferred Convertible Stock, par value $0.00001 per share, issuable to B. Riley Principal Capital, LLC pursuant to that certain Preferred Equity Purchase Agreement, dated September 24, 2025 (the “Issuance Proposal”); (5) to approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended, at the discretion of our Board of Directors, to increase the authorized number of shares of our Common Stock from three hundred million (300,000,000) shares to one billion three hundred million (1,300,000,000) shares (the “Authorized Stock Increase Proposal”); and (6) to approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes to establish a quorum or in favor of the Plan Amendment, Issuance Proposal, and Authorized Stock Increase Proposal (the “Adjournment Proposal”).

The following directors were elected at the Annual Meeting:

Director	Votes For	Votes Against	Abstentions	Broker Non- Votes
David G. Jemmett	18,323,680	940,341	32,810	7,424,578
Andrew K. McCain	18,556,111	707,303	33,416	7,424,578
Phillip Balatsos	18,745,459	512,810	38,562	7,424,578
Mohsen (Michael) Khorassani	18,742,703	515,669	38,459	7,424,578
Andrew Hancox	18,695,119	563,296	38,416	7,424,578

Our stockholders approved the Auditor Ratification Proposal. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Auditor Ratification Proposal	27,831,792	1,655,606	27,150	—

Our stockholders approved the Plan Amendment. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Plan Amendment	18,060,859	1,221,540	14,431	7,424,579

Our stockholders approved the Issuance Proposal. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Issuance Proposal	18,288,439	992,842	15,548	7,424,580

Our stockholders approved the Authorized Stock Increase Proposal. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Authorized Stock Increase Proposal	24,543,780	4,948,334	22,432	—

Our stockholders approved the Adjournment Proposal. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non- Votes
Adjournment Proposal	25,188,875	4,172,501	153,169	—

Item 7.01. Regulation FD Disclosure.

We are furnishing this Item 7.01 on this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a PowerPoint presentation to be provided to investors and analysts. This information may be amended or updated at any time and from time to time through another Current Report on Form 8-K, a later company filing, or other means. The PowerPoint presentation attached as Exhibit 99.1 to this Current Report on Form 8-K updates and replaces in its entirety all prior PowerPoint presentations filed by us.

Additionally, a copy of a press release discussing the Annual Meeting results is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Item 7.01 on Current Report on Form 8-K is available on our website located at www.ciso.inc, although we reserve the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	2023 Equity Incentive Plan, as amended

99.1	Investor Presentation, dated October, 2025

99.2	Press Release dated December 16, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2025	CISO Global, Inc.

	By:	/s/ David G. Jemmett
	Name:	David G. Jemmett
	Title:	Chief Executive Officer